Exhibit 10.2

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT (this “Amendment”) is made as of the 5th day of June, 2003, by and among (i) SL GREEN OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (“Borrower”), (ii) SL GREEN REALTY CORP., a Maryland corporation (the “Company”, and a “Guarantor”), (iii) each of the direct and indirect Subsidiaries of Borrower or the Company that is a signatory hereto under the caption “Guarantors” on the signature pages hereto, (iv) each of the financial institutions that is a signatory hereto under the caption “Lenders” on the signature pages hereto (individually, a “Lender” and, collectively, the “Lenders”), (v) WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders hereunder (in such capacity, “Agent”) and as arranger (in such capacity, “Arranger”), (vi) COMMERZBANK AG NEW YORK BRANCH, as syndication agent for the Lenders and (vii) EUROHYPO AG, NEW YORK BRANCH, as documentation agent for the Lenders, and is made with reference to that certain Amended and Restated Credit and Guaranty Agreement dated as of February 6, 2003, by and among Borrower, Guarantors, the lenders signatory thereto (the “Existing Lenders”), Agent, Arranger, syndication agent and documentation agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

RECITALS

WHEREAS, under the terms of the Credit Agreement, the Existing Lenders provide to Borrower an unsecured term loan facility in the maximum amount of $150,000,000 (the “Facility”); and

WHEREAS, under the terms of the Credit Agreement, the Obligations of Borrower are jointly and severally unconditionally guaranteed by Guarantors, including, without limitation, with respect to certain Guarantors, pursuant to that certain Instrument of Adherence executed by said Guarantors dated as of March 17, 2003 (the “Instrument  of Adherence”); and

WHEREAS, Borrower has requested, pursuant to § 2.2 of the Credit Agreement, that the Total Commitment be increased to $200,000,000, and certain Existing Lenders have agreed to increase their Commitments and a Lender not an Existing Lender has agreed to make a Commitment such that the Total Commitment shall be $200,000,000; and

WHEREAS, at the request of Borrower, Lenders have agreed to amend the Credit Agreement and Schedule 1.2 thereto in accordance with § 2.2(e) of the Credit Agreement in order to reflect the increase in Total Commitment and to make certain other amendments to the Credit Agreement, including, without limitation, to extend the Maturity Date and substitute the Lenders for the Existing Lenders; and

WHEREAS, the parties hereto intend that this Amendment not constitute a novation or satisfaction of the Obligations or be deemed to evidence or constitute a repayment of all or any portion of such Obligations.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.           AMENDMENT OF CREDIT AGREEMENT AND RELATED MATTERS.

1.1.          Definitions.   The definition of “Maturity Date” in § 1.1 of the Credit Agreement is hereby deleted in its entirety and the following substituted in its place and stead:

“Maturity Date.      June 5, 2008, or such earlier date on which the Loans shall become due and payable pursuant to the terms hereof.”

1.2.          Notwithstanding anything in § 2.2 to the contrary, Lenders acknowledge and agree that the (i) increase to the Total Commitment effectuated pursuant to the terms and provisions of this Amendment shall be available to Borrower from time to time for a period of one hundred eighty (180) days from the date of this Amendment, without regard to the Funding Expiry Date and (ii) as a result of the operation of § 2.2(b) a portion of certain Existing Lenders’ Commitments shall again be available under the Credit Agreement to the extent of the amount received by such Existing Lender in connection with the reallocation contemplated in said § 2.2(b).  Any borrowings with respect to such increase to the Total Commitment shall be subject to the satisfaction of the terms and conditions of the Credit Agreement, including, without limitation, § 2.5.  Borrower acknowledges and agrees that the provisions of § 2.2(c) continue to apply, such that, if on the Funding Expiry Date, the Outstanding Obligations are less than $150,000,000, the Total Commitment shall reduce by an amount equal to the excess of (x) $150,000,000 over (y) the Outstanding Obligations on the Funding Expiry Date.  In such event, each Lender’s Commitment shall be reduced pro rata in accordance with its respective Commitment Percentage.

1.3.          § 2.3 of the Credit Agreement is hereby amended by the addition of the following paragraph at the end thereof:

“Upon receipt of an affidavit (including appropriate indemnification) of an officer of any Lender as to the loss, theft, destruction or mutilation of such Lender’s Note, and, in the case of such loss, theft, destruction or mutilation, upon cancellation of such Note, Borrower will issue, in lieu thereof, a replacement note in the same principal amount thereof and otherwise of like tenor.”

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1.4.          § 2.4 of the Credit Agreement is hereby amended by the addition of the following clause (d) at the end thereof:

“(d)         All agreements between Borrower and Guarantors, on the one hand, and Agent and the Lenders, on the other hand, are expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the Obligations or otherwise, shall the amount paid or agreed to be paid to the Lenders for the use or the forbearance of the Indebtedness evidenced under this Agreement and the Notes exceed the maximum permissible under law.  As used herein, the term ‘applicable law’ shall mean the law in effect as of the date hereof; provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then this Agreement and the Notes shall be governed by such new law as of its effective date.  If, under or from any circumstances whatsoever, fulfillment of any provision of this Agreement or any other Loan Document at the time of performance of such provision shall be due, shall involve transcending the limit of such validity prescribed by applicable law, then the obligation to be fulfilled shall automatically be reduced to the limits of such validity, and if under or from any circumstances whatsoever the Lenders should receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal amount of the Loans then outstanding and not to the payment of interest.  In the event that, as a result of this § 2.4(d), the interest rate on any Loans is reduced and, after such reduction, the maximum permissible interest rate under applicable law exceeds the interest rate payable hereunder, the interest rate on the Loans shall be the maximum permissible interest rate under applicable law until the aggregate amount of interest paid equals the aggregate amount of interest that would have been paid but for this § 2.4(d).  This provision shall control every other provision of the Loan Documents.”

1.5.          § 12.1(e) of the Credit Agreement is hereby amended by inserting, immediately following the word “Borrower” and prior to the word “in”, the phrase “or any Guarantor”.

1.6.          § 18.1 is hereby amended by inserting, immediately following the phrase “jointly and severally, unconditionally” each time it appears in the first and second sentences, the phrase “and irrevocably”.

1.7.          The Credit Agreement is hereby amended by the addition of the following new § 30 immediately following the existing § 29 thereof:

“SECTION 30.               TAX SHELTER PROVISIONS.   None of Borrower, the Company, any other Guarantor or any Related Company intends to treat the Facility or the transactions contemplated by this Agreement and the other Loan Documents as being a “reportable transaction” (within the meaning of Treasury Regulation Section 1.6011-4).  If Borrower, any Guarantor or any Related Company determines to take any action inconsistent with such intention, Borrower will promptly notify Agent thereof, who shall in turn, promptly notify

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the Lenders.  If Borrower so notifies Agent, Borrower acknowledges that Agent and each of the Lenders may treat its respective Commitment Percentage of the Loans as part of a transaction that is subject to Treasury Regulation Section 301.6112-1, and Agent and any such Lender will maintain the lists and other records, including the identity of any applicable Persons, as required by such Treasury Regulation.  Notwithstanding anything to the contrary set forth herein or in any other written or oral understanding or agreement entered into in connection with the transactions contemplated in this Agreement, Borrower, each Guarantor, each Lender and Agent acknowledge and agree that (i) any obligations of confidentiality contained herein or in any such understanding or agreement do not apply to the tax treatment and tax structure of the transactions contemplated by the Loan Documents (and any related transactions or arrangements), and each of Borrower, any Guarantor, any Lender and Agent (and each of their respective employees, representatives, or other agents) may disclose to any and all required Persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by the Loan Documents and all materials of any kind (including opinions or other tax analyses) that are provided to any such Person relating to such tax treatment and tax structure, all within the meaning of Treasury Regulations Section 1.6011-4; provided, however, that each such Person recognizes that the privilege each has to maintain, in its sole discretion, the confidentiality of a communication relating to the transactions contemplated by the Loan Documents, including a confidential communication with its attorney or a confidential communication with a federally authorized tax practitioner under Section 7525 of the Internal Revenue Code, is not intended to be affected by the foregoing.  The authorization to disclose granted pursuant to the preceding sentence is subject to compliance with any applicable federal or state securities laws, and is not intended to permit disclosure of any other information, including without limitation, (A) any portion of any materials to the extent not required in order to analyze the tax treatment or tax structure of the transactions contemplated by the Loan Documents, (B) the identities of participants or potential participants in said transactions, except in compliance with any list maintenance obligation imposed by Treasury Regulations Section 301.6112-1, (C) the existence or status of any negotiations, (D) any pricing or financial information, except to the extent such information is required in order to analyze the tax treatment or tax structure of said transactions, or (E) any other term or detail not required in order to analyze the tax treatment or tax structure of said transactions.”

1.8.          Schedule 1 to the Credit Agreement is hereby amended and restated in its entirety in the form attached as Exhibit A hereto.

1.9.          Schedule 1.2 to the Credit Agreement is hereby amended and restated in its entirety in the form attached as Exhibit B hereto.

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SECTION 2.           BORROWER’S REPRESENTATIONS AND WARRANTIES.

In order to induce the Lenders to enter into this Amendment and to amend the Credit Agreement and the Schedules thereto in the manner provided herein, Borrower and Guarantors jointly and severally represent and warrant to each Lender that the following statements are true, correct and complete:

(i)            each of Borrower and each Guarantor has all requisite corporate, limited liability company, or partnership power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the “Amended Agreement”);

(ii)           the execution and delivery of this Amendment and the performance of the Amended Agreement have been authorized by all necessary corporate, limited liability company, or partnership action (as the case may be) on the part of Borrower and each Guarantor;

(iii)          the execution and delivery by Borrower and each Guarantor of this Amendment and the performance by Borrower and each Guarantor of the Amended Agreement (i) are within the authority of Borrower or such Guarantor, (ii) have been duly authorized by all necessary proceedings on the part of Borrower or such Guarantor, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which Borrower or such Guarantor is subject or any judgment, order, writ, injunction, license or permit applicable to Borrower or such Guarantor and (iv) do not conflict with any provision of Borrower or such Guarantor’s charter documents or by-laws, partnership agreement, limited liability company agreement, operating agreement, declaration of trust, or any agreement (except agreements as to which such a conflict would not result in a Material Adverse Effect) or other instrument binding upon Borrower or such Guarantor or to which any of Borrower’s or Guarantor’s properties are subject;

(iv)          the execution and delivery by Borrower and each Guarantor of this Amendment and the performance by Borrower and each Guarantor of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body;

(v)           this Amendment and the Amended Agreement have been duly executed and delivered by Borrower and each Guarantor and are legally valid and binding obligations of Borrower and each Guarantor, enforceable against Borrower and each Guarantor in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability; and

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(vi)          no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute a Default or an Event of Default.

SECTION 3.           CONDITIONS TO EFFECTIVENESS.

Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “First Amendment Effective Date”):

(i)            On or before the First Amendment Effective Date, Borrower and each Guarantor shall have delivered to the Lenders (or to Agent for the Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) executed originals of this Amendment;

(ii)           On or before the First Amendment Effective Date, Borrower shall execute and deliver to Agent new Notes for each Lender whose Commitment (as reflected on Schedule 1.2, as amended pursuant to this Amendment) has changed so that the maximum principal amount of such Lender’s Note shall equal its Commitment;

(iii)          On or before the First Amendment Effective Date, Agent shall have received (a) a certificate of the Company to the effect that each of the certifications made in the Member’s Certificate dated March 17, 2003 which was delivered in connection with the Instrument of Adherence are remade on and as of the date of the certificate described in this clause (a), (b) a certificate of the Company to the effect that each of the certifications, including, without limitation, as to incumbency of authorized officers, made in the Secretary’s Certificate dated March 17, 2003 which was delivered in connection with the Instrument of Adherence are remade on and as of the date of the certificate described in this clause (b), except that new resolutions adopted by the Company’s Board of Directors authorizing the transactions described herein shall be attached to such certificate and certified by its secretary to be true and complete and in effect on the date hereof, (c) originally executed copies of a written opinion of counsel, addressed to the Lenders and Agent, relating to the due authorization, execution and delivery of this Amendment and of such new Notes and the enforceability thereof, substantially in the form of the relevant portions of the opinion delivered pursuant to § 10.6 of the Credit Agreement and (d) a Compliance Certificate dated the date hereof; and

(iv)          Borrower (x) shall have paid to Agent all fees due and payable by Borrower pursuant to § 4.1 of the Credit Agreement and pursuant to the fee agreement with respect to the Additional Commitment between Wells and Borrower dated April 22, 2003 and (y) shall have paid all other expenses as provided in § 15 of the Credit Agreement due and payable by Borrower as of the First Amendment Effective Date.

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In furtherance of the foregoing clause (ii), each Lender receiving a replacement Note pursuant to the foregoing clause (ii) covenants that it shall promptly surrender to Agent, and Agent covenants that it shall promptly thereafter return to Borrower for cancellation, such Lender’s existing Note replaced thereby.

SECTION 4.           ACKNOWLEDGMENT AND CONSENT.

Each of Borrower, the Company and each other Guarantor (each individually a “Credit Support Party” and, collectively, the “Credit Support Parties”) hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement and Schedule 1.2 thereto effected pursuant to this Amendment.  Each Credit Support Party hereby confirms that each Loan Document to which it is a party or otherwise bound will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all Obligations of Borrower now or hereafter existing under or in respect of the Credit Agreement and the Notes.

SECTION 5.           MISCELLANEOUS.

(a)           Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(i)            On and after the effective date of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

(ii)           Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii)          The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any of the other Loan Documents.

(b)           Expenses.   Borrower acknowledges and agrees that all costs, fees and expenses as described in § 15 of the Credit Agreement incurred by Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrower.

(c)           Headings.  Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

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(d)           New Lender.   Any Lender not an Existing Lender (a “New Lender”) (i) represents and warrants that it is legally authorized to enter into this Amendment; (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referenced therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (iii) acknowledges and agrees that it has made and will make such inquiries and has taken and will take such care on its own behalf as would have been the case had it made a Loan directly to Borrower without the intervention of any Existing Lender, Agent or any other Person; (iv) acknowledges and agrees that it will perform in accordance with their terms all of the obligations that, by the terms of any Loan Document, are required to be performed by it as a Lender; (v) agrees that it will, independently and without reliance upon any Existing Lender, Agent or any other Person which is or has become a Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (vi) appoints and authorizes Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to Agent by the terms thereof, together with such powers under the Credit Agreement as are incidental thereto; (vii) agrees that it will be bound by the provisions of the Amended Agreement and will perform in accordance with its terms all the obligations which by the terms of the Amended Agreement are required to be performed by it as a Lender including, if it is organized under the laws of a jurisdiction outside the United States, its obligation pursuant to the Amended Agreement to deliver the forms prescribed by the Internal Revenue Service of the United States certifying as to its exemption from United States withholding taxes with respect to all payments to be made to it under the Amended Agreement, or such other documents as are necessary to indicate that all such payments are subject to such tax at a rate reduced by an applicable tax treaty; (viii) confirms that it is an “Eligible Assignee” under the terms of the Amended Agreement; (ix) acknowledges and agrees that no Existing Lender nor Agent makes any representation or warranty or assumes any responsibility with respect to any statements, warranties or representations made in or in connection with any Loan Document or any other instrument or document furnished pursuant thereto or the authorization, execution, legality, validity, enforceability, genuineness, sufficiency or value of any Loan Document or any other instrument or document furnished pursuant thereto; and (x) acknowledges and agrees that no Existing Lender nor Agent makes any representation or warranty or assumes any responsibility with respect to the financial condition or creditworthiness of Borrower, any Guarantor or any other Person or the performance or observance by Borrower, any Guarantor or any other Person of any obligations under any Loan Document or any other instrument or document furnished pursuant thereto.  From and after the First Amendment Effective Date, (i) any New Lender shall be deemed to be a party to the Amended Agreement and have the rights and obligations of Lender thereunder and under the other Loan Documents and shall be bound by the provisions thereof, and (ii) any such New Lender shall become a Lender for all purposes of the Credit Agreement and the other Loan Documents, and execution of this Amendment by such New Lender shall be deemed to be execution of the Credit Agreement.

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(e)           APPLICABLE LAW.   THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

(f)            Counterparts; Effectiveness.   This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  This Amendment (other than the provisions of Section 1 hereof, the effectiveness of which is governed by Section 3 hereof) shall become effective upon the execution of a counterpart hereof by Borrower, the Lenders and each of the Credit Support Parties and receipt by Agent of written or telephonic notification of such execution and authorization of delivery thereof.  Section 1 of this Amendment shall become effective only in the manner set forth in Section 3 of this Amendment.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as a sealed instrument as of the date first set forth above.

BORROWER:

SL GREEN OPERATING PARTNERSHIP, L.P.

By:	SL Green Realty Corp., its general partner

By
Name:
Title:

GUARANTORS:

SL GREEN REALTY CORP.

By
Name:
Title:

NEW GREEN 1140 REALTY LLC

By:	SL Green Operating Partnership, L.P., its manager

	By	SL Green Realty Corp., its general partner

By
Name:
Title:

SLG 17 BATTERY LLC

By:	SL Green Operating Partnership, L.P., its manager

	By:	SL Green Realty Corp., its general partner

By
Name:
Title:

SL GREEN MANAGEMENT LLC

By:	SL Green Operating Partnership, L.P., its manager

	By:	SL Green Realty Corp., its general partner

By
Name:
Title:

SLG IRP REALTY LLC

By:	SL Green Operating Partnership, L.P., its manager

	By:	SL Green Realty Corp., its general partner

By
Name:
Title:

GREEN 286 MADISON LLC

By:	SL Green Operating Partnership, L.P., its manager

	By:	SL Green Realty Corp., its general partner

By
Name:
Title:

GREEN 1370 BROADWAY LLC

By:	SL Green Operating Partnership, L.P., its manager

	By:	SL Green Realty Corp., its general partner

By
Name:
Title:

GREEN 292 MADISON LLC

By:	SL Green Operating Partnership, L.P., its manager

	By:	SL Green Realty Corp., its general partner

By
Name:
Title:

GREEN 110 EAST 42ND LLC

By:	SL Green Operating Partnership, L.P., its manager

	By:	SL Green Realty Corp., its general partner

By
Name:
Title:

GREEN 1372 BROADWAY LLC

By:	SL Green Operating Partnership, L.P., its manager

	By:	SL Green Realty Corp., its general partner

By
Name:
Title:

GREEN 1466 BROADWAY LLC

By:	SL Green Operating Partnership, L.P., its manager

	By:	SL Green Realty Corp., its general partner

By
Name:
Title:

GREEN 440 NINTH LLC

By:	SL Green Operating Partnership, L.P., its manager

	By:	SL Green Realty Corp., its general partner

By
Name:
Title:

GREEN 470 PAS LLC

By:	SL Green Operating Partnership, L.P., its manager

	By:	SL Green Realty Corp., its general partner

By
Name:
Title:

ADMINISTRATIVE AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION, As Administrative Agent

By
Christopher B. Wilson
Vice President

LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By
Christopher B. Wilson
Vice President

LENDER:

COMMERZBANK AG NEW YORK BRANCH

By
Name:
Title:

By
Name:
Title:

LENDER:

EUROHYPO AG, NEW YORK BRANCH

By
Name:
Title:

By
Name:
Title:

LENDER:

PB CAPITAL CORPORATION

By
Name:
Title:

By
Name:
Title:

LENDER:

KEYBANK NATIONAL ASSOCIATION

By
Name:
Title:

LENDER:

HSH NORDBANK AG, NEW YORK BRANCH

By
Name:
Title:

By
Name:
Title:

EXHIBIT A

LENDERS; DOMESTIC AND LIBOR LENDING OFFICES

WELLS FARGO BANK, NATIONAL ASSOCIATION

Notices:
40 West 57th Street
New York, New York 10019
Attention:	Mr. Mauricio J. Maldonado
Loan Administrator
Telephone:	212/315-7271
Telefax:	212/581-0979

Funding/Payments/Rate Options:
2120 East Park Place, Suite 100
El Segundo, California 90245
Attention:	Ms. Shirley Williams (Funding/Payments)
Telephone:	310/335-9475
Telefax:	310/615-1014

Attention:	Mr. Don Munoz (Rate Options)
Telephone:	310/335-9442
Telefax:	310/615-1014

COMMERZBANK AG NEW YORK BRANCH

Notices:
2 World Financial Center
New York, New York 10281
Attention:	Mr. David Schwarz
Senior Vice President
Telephone:	212/266-7632
Telefax:	212/266-7565

Funding/Payments/Rate Options:
Attention:	Mr. Massimo Ippolito (Administration)
Telephone:	212/266-7707
Telefax:	212/266-7772

EUROHYPO AG, NEW YORK BRANCH

Notices:
1114 Avenue of the Americas, 29th Floor
New York, New York 10036
Attention:	Mr. Alfred R. Koch
Telephone:	212/479-5705
Telefax:	212/479-5800

Funding/Payments/Rate Options:
Attention:	Ms. Stephanie Ortega (Operations/Administration)
Telephone:	212/479-5738
Telefax:	212/479-5803

PB CAPITAL CORPORATION

Notices:
590 Madison Avenue, 30th Floor
New York, New York
Attention:	Ms. Connie Pun
Telephone:	212/756-5626
Telefax:	212/756-5536

Funding/Payments/Rate Options:
Attention:	Ms. Sharon Fong (Operations/Administration)
Telephone:	212/756-5503
Telefax:	212/756-5536

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KEYBANK NATIONAL ASSOCIATION

Notices:
575 Fifth Avenue, 38th Floor
New York, New York 10017
Attention:	Mr. Timothy J. Mertens
Vice President
Telephone:	917/368-2390
Telefax:	917/368-2370

1146 19th Street, N.W., Suite 400
Washington, District of Columbia
Attention:	Ms. Jennifer Dakin
Telephone:	202/452-4940
Telefax:	202/452-4925

Funding/Payments/Rate Options:
127 Public Square
OH-01-27-0839
Cleveland, Ohio 44114
Attention:	Mr. R. J. Quinn (Operations/Administration)
Telephone:	216/689-4343
Telefax:	216/689-4721

HSH NORDBANK AG, NEW YORK BRANCH

Notices:
Martensdamm 6
24103 Kiel, Germany
Attention:	Ms. Heidrun Meyer
Telephone:	011-49-431-900-12364
Telefax:	011-49-431-900-34123

Funding/Payments/Rate Options:
590 Madison Avenue, 28th Floor
New York, New York 10022
Attention:	Mr. Faustino Lugo (Operations/Administration)
Ms. Madeleine Ricci (Operations/Administration)
Telephone:	212/407-6124 / 212/407-6123
Telefax:	212/407-6133

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EXHIBIT B

SCHEDULE 1.2

COMMITMENTS AND COMMITMENT PERCENTAGES

Financial Institution	Commitment	Commitment Percentage

Wells Fargo Bank, National Association	$74,000,000	37.0%

Commerzbank AG New York Branch	34,000,000	17.0%

Eurohypo AG, New York Branch	29,000,000	14.5%

PB Capital Corporation	24,000,000	12.0%

KeyBank National Association	19,000,000	9.5%

HSH Nordbank AG, New York Branch	20,000,000	10.0%
	$200,000,000	100.0%